[LOGO]	MONY LIFE INSURANCE COMPANY
1290 Avenue of the Americas
New York NY 10104

Dodie Kent

Vice President and

Associate General Counsel

212-314-3970

Fax: 212-707-1791

September 10, 2013

Via EDGAR

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Re:	MONY Variable Account L (the “Registrant”) Registration Nos.:
333-104156 and 811-06215 MONY Variable Universal Life - 2003 (New York only)
333-72590 and 811-06215 MONY Variable Universal Life – 2002 (New York only)
333-72594 and 811-06215 MONY Survivorship Variable Universal Life (New York only)
333-71417 and 811-06215 MONY Custom Equity Master (New York only)
333-71617 and 811-06215 MONY Custom Estate Master (New York only)
333-01581 and 811-06215 The MONYEquity Master (New York only)
033-37719 and 811-06215 The Strategist (New York only)

Commissioners:

MONY Life Insurance Company (“MONY”), on behalf of the Registrant, has sent to contract owners semi-annual reports for the period ended June 30, 2013 for the following mutual funds in which the Registrant invests:

•	AXA PREMIER VIP TRUST - Underlying Funds:
•	AXA Aggressive Allocation
•	AXA Conservative Allocation
•	AXA Conservative-Plus Allocation
•	AXA Moderate Allocation
•	AXA Moderate-Plus Allocation
•	Multimanager Multi-Sector Bond
•	Multimanager Small Cap Growth

•	EQ ADVISORS TRUST - Underlying Funds:
•	All Asset Growth - Alt 20
•	EQ/AllianceBernstein Small Cap Growth
•	EQ/BlackRock Basic Value Equity
•	EQ/Boston Advisors Equity Income
•	EQ/Calvert Socially Responsible
•	EQ/Capital Guardian Research
•	EQ/Core Bond Index
•	EQ/Equity Growth PLUS
•	EQ/GAMCO Small Company Value
•	EQ/Global Multi-Sector Equity
•	EQ/Intermediate Government Bond
•	EQ/Large Cap Value Index
•	EQ/Large Cap Value PLUS
•	EQ/MFS International Growth
•	EQ/Mid Cap Index
•	EQ/Mid Cap Value PLUS
•	EQ/Money Market
•	EQ/Montag & Caldwell Growth
•	EQ/Morgan Stanley Mid Cap Growth
•	EQ/PIMCO Ultra Short Bond
•	EQ/Quality Bond PLUS
•	EQ/Small Company Index
•	EQ/T. Rowe Price Growth Stock
•	EQ/UBS Growth and Income

•	AIM VARIABLE INSURANCE FUNDS - Series 1(A):
•	Invesco V.I. Diversified Dividend
•	Invesco V.I. Global Health Care
•	Invesco V.I. Technology
•	Invesco V.I. Global Core Equity

•	DREYFUS INVESTMENT PORTFOLIOS - Service(B) and Initial Class(A)
•	Dreyfus Stock Index Fund, Inc.

•	FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS - Service(B) and Initial Class(A):
•	Contrafund®

•	FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS - Class 2(B):
•	Franklin Income Securities
•	Franklin Rising Dividends Securities

•	JANUS ASPEN SERIES - Institutional(A) and Service Shares(B):
•	Balanced Portfolio
•	Enterprise Portfolio
•	Forty Portfolio
•	Overseas Portfolio
•	Global Research Portfolio

•	MFS VARIABLE INSURANCE TRUST - Initial Class(A):
•	MFS Utilities Series

•	OPPENHEIMER VARIABLE ACCOUNT FUNDS - Service Class(B):
•	Oppenheimer Global Securities Fund/VA

•	PIMCO VARIABLE INSURANCE TRUST - Administrative Class(A):
•	Global Bond Portfolio (Unhedged)

Some of the funds listed above may not be available under every contract offered by the Registrant.

MONY understands that the Funds have filed or will file their reports with the Commission under separate cover.

Please direct any question or comment to the undersigned.

Very truly yours,

/S/ Dodie Kent
Dodie Kent